Exhibit 10.4


                                [AMBANC CORP. Letterhead]




May 16, 1989


Mr. Robert G. Watson
Ambanc Corporation
P. O. Box 438
Vincennes, IN  47591

RE:    NOTICE OF GRANT OF STOCK APPRECIATION RIGHTS

Dear Mr. Watson:

At the direction of the Stock Option Committee of the Board of Directors of Ambanc Corp. (the "Company"), the Company hereby notifies you of the grant to you, effective as of May 16, 1989, and pursuant The Ambanc Corp. Amended Non-Qualified Stock Option Plan (the "Amended Plan"), of the right to receive from the Company 9,000 Stock Appreciation Rights ("SARs"), each of which has the base price of $40. The SARs granted to you are subject to the vesting and other terms of Series A as indicated on the attached Exhibit A.

A copy of the Amended Plan is enclosed with this letter. The SARs granted to you are subject to the provisions of the Amended Plan.

Sincerely,

AMBANC CORP.


By: /s/ Howard R. Wright
       Howard R. Wright, Chairman of the
       Stock Option Committee

ATTEST:


By: /s/ Richard H. Schaffer
       Richard H. Schaffer, Secretary of
       the Stock Option Committee


812-882-3050
0002\10\s-4\exh-10.4

                                      AMBANC CORP.

                           TERMS OF STOCK APPRECIATION RIGHTS

                                EFFECTIVE May 16, 1989 *


                                                         Percent of
                                        Appreciation
  Designation    Effective  Base Price      Over           Vesting       Expiration
      of          Date of       of       Base Price          of            Date of
    Series         Grant        SAR   Payable Under SAR      SAR             SAR
    _______       _______     _______  ______________      _______         _______
  Series A        11-8-88       $40         50%           100% vested      11-8-98

  Series B        11-8-88       $40         50%           40% vested;      11-8-98
                                                          an additional
                                                          20% vests on
                                                          November 8 of
                                                          each year






   * In addition to those terms set forth in Article VI-A of The Ambanc Corp. Amended Non-Qualified Stock Option Plan which are incorporated herein by reference.



                                        EXHIBIT A
0002\10\s-4\exh-10.4